UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 12, 2008

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30932                   13-4172059
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A

          (Former name or former address, if changed since last report)



   |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS.


The Registrant (the "Company") announced that effective May 12, 2008 it has retained the services of Mellon Investor Services LLC, as its new transfer agent.

Mellon Investor Services LLC is headquartered at
480 Washington Boulevard
Jersey City
New Jersey 07310



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: May 13, 2008
                                    By: /s/  David J. Johnson
                                        ----------------------------------------
                                        Chief Executive Officer and President